CNL Strategic Capital, LLC 8-K

Exhibit 10.3

ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT

THIS ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT (this “Assignment”) is executed as of this 27th day of June, 2019, by CNL STRATEGIC CAPITAL, LLC, a Delaware limited liability company (the “Guarantor”), in favor of SEASIDE NATIONAL BANK & TRUST, a national bank (the “Lender”).

Recitals

A.           Lender has made a guidance line of credit loan to CNL STRATEGIC CAPITAL B, INC., a Delaware corporation (the “Borrower”) up to the original principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) (the “Loan”).

B.           The Loan is evidenced by a certain Promissory Note from Borrower to Lender (as may be amended from time to time, the “Note”) of even date herewith in the amount of $20,000,000.00 and the terms of the Loan are governed by that certain Loan Agreement of event date herewith between Borrower and Lender (as may be amended from time to time, the “Loan Agreement”).

C.           The Loan is further secured by a Guaranty from Guarantor of even date herewith (the “Guaranty” and collectively with this Assignment, the Note, the Loan Agreement and any and all other documents evidencing or securing the Loan, the “Loan Documents”). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Loan Agreement.

D.           As a condition precedent to making the Loan to Borrower, Lender requires that Guarantor, as security for its obligation sunder the Guaranty, assign to Lender its rights and interest in and to the Account (as defined below). The parties wish to establish the terms and conditions of such assignment.

Agreement

NOW, THEREFORE, in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.           Collateral. As collateral and security for the Loan, the Guarantor does hereby assign, sell, transfer, pledge, set over and deliver to Lender, and grant Lender a security interest in the following (hereinafter called the “Account”):

(a)       all of the balance now or hereafter held on deposit with Lender in account number 3000060420, and

(b)       the passbooks, savings certificates, share account books, certificates of deposit, or other writings identified by the number 3000060420 issued by Lender in evidence of said deposits, and in all other writings now or hereafter issued by Lender in renewal thereof or substitution or replacement therefor (hereinafter collectively called the “Deposit Documents”).

2.           Lender Appointment and Account Rights. The Guarantor hereby constitutes and appoints Lender and any person it may designate the true and lawful attorney of the Guarantor, with full power of substitution to ask, demand, collect, receive, receipt for, sue for, compound and give acquaintance for any and all amounts which may be or become due or payable under the Account; to execute any and all withdrawal receipts or other orders for the payment of money on the Account; to endorse the name of the Guarantor on any instrument given in evidence, payment, or partial payment thereof; in its discretion to file any claim or take any other action or proceeding, either in its own name or in the name of the Guarantor or otherwise, which Lender may deem necessary or appropriate to protect and preserve its right, title and interest hereunder; and without limiting the foregoing Lender shall have and is hereby given full power and authority to transfer the Account into the name of Lender or its nominee. This power of attorney is a durable power of attorney and shall not be affected by disability, incompetency, or incapacity of the principal.

3.           Lender Disbursement of Funds. So long as any amounts are owing with respect to the Loan, within five (5) business days following the deposit of any funds into the Pledged Account, Borrower or Guarantor shall provide Lender with a certificate in the form attached hereto as Exhibit A, certified as true and correct by Borrower’s or Guarantor’s chief financial officer. Lender shall then be authorized to disburse funds from the Pledged Account pursuant to the calculations set forth on the certificate, and Lender shall be entitled to rely upon the information contained therein in making such disbursements.

4.           Guarantor Right to Collateral. If no amounts are owing with respect to the Loan, Guarantor shall be entitled to access and disburse funds from the Account, provided that Guarantor is not otherwise in default under any of the Loan Documents.

5.           Lender Right to Collateral. Upon the occurrence of a Default, Lender is hereby authorized to apply the Account and the proceeds thereof in full or partial payment of the obligations of the Borrower to Lender under the Loan Documents and any other documents related to the Loan (the “Obligations”) in such order as Lender may elect. The Guarantor hereby authorizes and empowers Lender to pay unto itself the sums held on deposit in the Account in accordance with this Assignment without further order, notice, or direction from or to the Guarantor.

6.           Guarantor Representations and Warranties. The Guarantor represents and warrants that the Deposit Documents constitute the only writings evidencing the Account; that the Deposit Documents are being delivered to Lender contemporaneously with the execution hereof; that the Account and the Deposit Documents are genuine and are, in all respects, what they purport to be; that the Guarantor is the owner thereof free and clear of all liens and encumbrances of any nature whatsoever; and that the Guarantor has full power, right and authority to execute and deliver this Assignment.

7.           Continuing Assignment. This is a continuing assignment and pledge. In the event of payment in full of all the Obligations and termination or expiration of the Loan Documents, this Assignment be deemed terminated and of no further force and effect without the necessity of action by either Lender, Borrower or Guarantor. At Borrower or Guarantor’s request, Lender will cause a written termination of this Assignment to be executed by an officer duly authorized to execute the same.

Lender may take or release any other security, and may release any party primarily or secondarily liable for any of the Obligations, and may grant extensions, renewals or indulgences of the Obligations, or any of them, all without releasing or in any way affecting this Assignment. Lender may proceed under this Assignment without first resorting to any other collateral or making demand on any other party liable on any of the Obligations.

8.           Miscellaneous.

(a)       If more than one party executes this Assignment, then the representations, warranties and agreements of the undersigned are joint and several.

(b)       The provisions of this Assignment are severable.

(c)       This Assignment and all representations and warranties, powers and rights herein contained or resulting herefrom shall bind the successors and assigns of the Guarantor and shall inure to the benefit of Lender, its successors and assigns.

(d)       This Assignment shall be construed in accordance with and governed by the laws of the State of Florida.

IN WITNESS WHEREOF, Guarantor has caused this Assignment to be executed by its duly authorized representatives as of the date first above written.

CNL STRATEGIC CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Tammy J. Tipton
Name:	Tammy J. Tipton
Title:	Chief Financial Officer and Treasurer

STATE OF FLORIDA

COUNTY OF ORANGE

Sworn to and subscribed before me the 27th day of June, 2019, by Tammy J. Tipton, as Chief Financial Officer and Treasurer of CNL STRATEGIC CAPITAL, LLC, a Delaware limited liability company in such capacity on behalf of the company. She is personally known to me or produced driver’s license as identification.

(NOTARY SEAL)	/s/ John Ruffier
Notary Public Signature

(Name typed, printed or stamped)
Notary Public, State of Florida
Commission No.:
My Commission Expires:

EXHIBIT A

PLEDGED ACCOUNT DEPOSIT CERTIFICATE

Seaside National Bank & Trust, N.A.

201 S. Orange Avenue

Suite 1350

Orlando, FL 32801

Attn: Loan Operations

The undersigned, CNL Strategic Capital, B, Inc. (the “Borrower”) along with CNL Strategic Capital, LLC (the “Guarantor”), pursuant to the Loan Agreement dated June __, 2019, by and between Borrower and Seaside National Bank & Trust (the “Lender”), hereby delivers this Pledged Account Deposit Certificate.

I hereby certify that for the previous month, the following is accurate:

1.)	Gross Subscription Funds raised on behalf of CNL Strategic Capital, LLC in prior month:

2.)	minus fees due to placement agents (commissions):

3.)	=Net Subscription Funds Raised prior month:

4.)	Required Cash Reserve Minimum:	$2,500,000.00

5.)	minus Current Cash Balance:

6.)	=Amount required to maintain agreed upon Cash Reserve Minimum (to be deposited into a non-pledged account with Lender):

7.)	Net Subscription Funds Raised (3) minus Amount required to maintain Cash Reserve Minimum (6) which will be applied to principal reduction on outstanding loan balance(s)* as set forth in the Loan Agreement:

*In the event there is no outstanding principal balance drawn under the subject Confirmed Guidance Line of Credit at the time the Pledge Account Deposit Certificate is submitted, all Subscription Funds raised will be placed in the non-pledged account with Lender.

CNL Strategic Capital, B, Inc.	CNL Strategic Capital, LLC

By:	By:
Name:	Name:
Title:	Title: